SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

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OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

3046 E. Brighton Place

Salt Lake City, Utah  84121

Important Notice

Regarding the Internet Availability of our Information Statement and Related Materials to our stockholders regarding the approval of our 2014 Equity Incentive Plan (“2014 Plan”).

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As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, Oakridge Global Energy Solutions, Inc., a Colorado corporation (the “Company”), has elected to provide Internet access to its Information Statement and its 2014 Plan that is Appendix A to the Information Statement, and which collectively with this Notice of Internet Availability, constitute the Information Statement, rather than mailing paper copies.  This process will allow us to reduce postage, printing expenses and unnecessary paper waste.

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet. We encourage you to access and review all of the important information contained in these materials.

The approval of the 2014 Plan will become effective on a date that is at least 40 days from the mailing of the Notice of Internet Availability to our stockholders, which effective date is anticipated to be April 1, 2015; however, for all purposes of Internal Revenue Code of Federal Regulations Section 1.422-3(b), the approval of the 2014 Plan will be effective 10 days after the mailing of the Notice of Internet Availability of the Information Statement to our stockholders as approval under such Section is based upon state law as outlined in the Information Statement.

Item

Approval of the Company’s 2014 Plan.  The Board of Directors and Majority Stockholders respectively adopted the 2014 Plan on March 4, 2014, and January 30, 2015.

How to Access the Information Statement:

The Information Statement is available online under the heading “Investors Contact” at: www.OakRidgeEnergyTech.com

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 23, 2015, to facilitate timely delivery.

TO ORDER A PAPER OR E-MAIL COPY OF THESE MATERIALS:

1.

Call our toll-free number at (877) 285-8605

2.

Visit our website at www.colonialstock.com/oakridge

3.

Send us an email at informationstatement@colonialstock.com  Please list your control number contained below and clearly identify the reports you are requesting and the name and address or email address to which the material should be sent.

The Majority Stockholders of our Company have consented to the adoption of the 2014 Plan and own in excess of the required number of our outstanding voting securities to adopt this action under Colorado law, and have done so. No further consents, votes or proxies are needed and none is requested.

Control #: 0000-0000-0000

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

3046 E. Brighton Place

Salt Lake City, Utah  84121

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished by Oakridge Global Energy Solutions, Inc., a Colorado corporation (the “Company,” “we,” “our,” “us” or words of similar import) to our stockholders regarding the approval of our 2014 Equity Incentive Plan (“2014 Plan”).

The 2014 Plan was unanimously adopted by written consent of our Board of Directors on March 4, 2014, and by written consent of the following stockholders of the Company, which owned a majority of our outstanding voting securities on January 30, 2015: Precept Fund Management SPC (“Precept”), for and on behalf of Prescient Fund Segregated Portfolio (“Prescient SP”), which owns 131,413,888 shares of our common stock or approximately 81.42% of our outstanding voting securities; and Precept, for and on behalf of Precept Fund Segregated Portfolio (“Precept Fund”), which owns 11,000,000 shares of our common stock or approximately 6.82% of our outstanding voting securities, which collectively amount to approximately 88.24% of our outstanding voting securities (Prescient SP and Precept Fund are referred to collectively herein as the “Majority Stockholders”).  No other votes are required or necessary to adopt the 2014 Plan, and none are being solicited hereunder.  See the captions “Voting Securities and Principal Holders Thereof” and “Vote Required for Approval and Effective Date,” herein.

The approval of the 2014 Plan will become effective on the opening of business on April 1, 2015, or a date that is at least 40 days from the mailing of the “Notice of Internet Availability of Information Statement and Related Materials” (the “Notice of Internet Availability”) about this Information Statement to our stockholders.  However, for Internal Revenue Service purposes, the approval of the 2014 Plan will become effective on the opening of business 10 days following the mailing of the Notice of Internet Availability.  See the caption Vote Required for Approval and Effective Date,” below.  The approval of the 2014 Plan is the only matter covered by our Information Statement.  A copy of the 2014 Plan accompanies this Information Statement as Appendix A, and all references to the Information Statement herein include such Appendix.

APPROXIMATE DATE OF MAILING: February 20, 2015.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT AND RELATED MATERIALS

As permitted by Rule 14a-16 of the Securities and Exchange Commission (the “SEC”), we are making this Information Statement and the 2014 Plan available to our stockholders primarily via the Internet access instead of mailing printed copies of the Information Statement to each stockholder. On or about February 20, 2015, we intend to mail to our stockholders (other than those who request electronic or paper delivery) a Notice of Internet Availability containing instructions on how to access this Information Statement. This Information Statement is available for viewing on the Internet at:  www.OakRidgeEnergy.com.

If you received such Notice by mail, you will not receive a printed copy of this Information Statement by mail unless you request printed materials. If you wish to receive printed materials, you should follow the instructions for requesting such materials contained in such Notice.

The approval of the 2014 Plan outlined below will become effective on a date that is at least 40 days from the mailing of the Notice of Internet Availability to our stockholders, which effective date is anticipated to be April 1, 2015; however, for all purposes of Internal Revenue Code of Federal Regulations Section 1.422-3(b), the approval of the 2014 Plan will be effective 10 days after the mailing of the Notice of Internet Availability of the Information Statement to our stockholders.  See the caption “Vote Required for Approval and Effective Date,” below.  The approval of the 2014 Plan is the only matter covered by this Information Statement.

APPROVAL OF 2014 EQUITY INCENTIVE PLAN

Introduction

Resolutions of our Board of Directors to adopt, ratify and approve the 2014 Plan were unanimously adopted by our Board of Directors on March 4, 2014; and by the Majority Stockholders on January 30, 2015.  In accordance with the Colorado Revised Statutes comprising the Colorado General Corporation Law (the “Colorado Code”), and Section 7-107-104(4) thereof, January 30, 2015, has been determined to be the record date for persons who would have been entitled to vote at a meeting called to consider and act upon the 2014 Plan had such consideration been considered at a meeting of stockholders. The Majority Stockholders owned approximately 88.24% of our outstanding voting securities on that date, well in excess of the required majority vote.  No other votes or consents are required or necessary to effect the amendment to our Articles of Incorporation.

We are not asking for your proxy to vote in favor of the adoption of our 2014 Plan, which, as referenced above, has been duly adopted, ratified and approved by our Board of Directors and our Majority Stockholders.

Determination of 2014 Plan Participants

In determining the participants and grants and awards under our 2014 Plan, our compensation committee, which is presently comprised of our entire two member Board of Directors, considered a number of factors, including the following:

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Importance of long-term equity incentives.  Long-term equity incentives play a critical role in our executive compensation program, motivating executives to make decisions that focus on long-term stockholder value creation, aligning executives’ interests with the interests of stockholders and serving as an effective retention device.  Long-term equity incentives also provide employee participants with a stake in our future accomplishments.  Our ability to continue to provide a competitive level of long-term equity incentives is considered to be of utmost importance to our success.

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Numbers of eligible participants.  We currently have approximately 18 employees and non-employee directors out of a pool of about 24 eligible recipients who have received long-term equity incentive awards in the form of Restricted Stock awards.  Those eligible participants who have not participated in the 2014 Plan to date are all recently employed.

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Expected share usage.  We expect to continue making equity awards generally consistent with our historical practices.  On that basis, the compensation committee anticipates that the shares available for future awards would be sufficient for equity awards through at least 2016.

Expectations regarding future share usage under the 2014 Plan are naturally based on a number of assumptions regarding factors such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the 2014 Plan reserve through forfeitures, cancellations and the like, the level at which performance-based awards pay out and our future stock price performance.  While the compensation committee believes that the assumptions utilized are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized.

Key Compensation Practices

The 2014 Plan includes a number of provisions that we believe promote and reflect compensation practices that closely align our equity compensation arrangements with the interests of our stockholders, including the following key features:

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No Repricing, Replacement or Repurchase of Underwater Options or Stock Appreciation Rights. The 2014 Plan prohibits, without stockholder approval, actions to reprice, replace or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

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No In-the-Money Option or SAR Grants. The 2014 Plan prohibits the grant of options or SARs with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

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No Liberal Share Counting. Shares delivered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with option and SAR awards, shares that we repurchase using option exercise proceeds and shares subject to a SAR award that are not issued in connection with the stock settlement of that award upon its exercise may not be used again for new grants.

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Dividend Equivalents Subject to Performance Conditions. Dividends and dividend equivalents payable with respect to the unvested portion of full value awards whose vesting is subject to the satisfaction of performance conditions will be subject to the same restrictions as the underlying shares or units, except for regular cash dividends on shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions.

Description of the 2014 Equity Incentive Plan

The major features of the 2014 Plan are summarized below. The summary is qualified by reference to the full text of the 2014 Plan, which is attached (and part of any reference) to this Information Statement as Appendix A.

Purpose of the 2014 Plan. The 2014 Plan is intended to advance the interests of our Company and its stockholders by enabling us to attract and retain the best available personnel for positions of responsibility, and to provide them with incentive awards intended to align their interests with those of our stockholders and thereby promote our long-term business success.

Eligible Participants. All employees, consultants, advisors and independent contractors of our Company or any subsidiary, as well as all non-employee directors of our Company, are eligible to receive awards under the 2014 Plan.  As of March 4, 2014, there were approximately 20 employees or non-employee directors of our Company, and an indeterminate number of consultants and advisors, who would be eligible to receive awards under the 2014 Plan. Although not necessarily indicative of future grants under the 2014 Plan, as of the same date, none of the eligible employees and non-employee directors was granted awards under the 2014 Plan.  14 of 14 eligible employees received Restricted Stock awards of an aggregate total of 762,500 shares, effective October 14, 2014; and 18 of 24 eligible employees received Restricted Stock awards of an aggregate total of 1,912,500 shares, effective December 31, 2014, for a total of 2,675,000 Restricted Stock awards.  The six eligible employees who were not granted awards were new employees.

Administration. The 2014 Plan will be administered by the compensation committee presently consisting of our entire board of directors. To the extent consistent with applicable law, the compensation committee may delegate its duties, power and authority under the 2014 Plan to any of its members, to our executive officers or non-employee directors with respect to awards to participants who are not themselves our directors or executive officers or, in connection with non-discretionary administrative duties, to one or more agents or advisors.

The compensation committee has the authority to determine the persons to whom awards will be granted, the timing, type and number of shares covered by each award, and the terms and conditions of the awards. The compensation committee may also establish and modify rules to administer the 2014 Plan, interpret the 2014 Plan and any related award agreement, cancel or suspend an award or the exercisability of an award, modify the terms of outstanding awards to the extent permitted under the 2014 Plan and require or permit the deferral of the settlement of an award. Unless an amendment to the terms of an award is necessary to comply with applicable laws or any applicable stock exchange rules, a participant who would be adversely affected by such an amendment must consent to it.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2014 Plan prohibits the compensation committee from repricing any outstanding “underwater” option or SAR awards without the prior approval of our stockholders. For these purposes, a “repricing” includes amending the terms of an option or SAR award to lower the exercise price, canceling an option or SAR award and granting in exchange replacement options or SARs having a lower exercise price or canceling an underwater option or SAR award in exchange for cash, other property, a full value award or a cash incentive award.

Subject to certain limits in the 2014 Plan, the compensation committee may also establish subplans or modify the terms of awards under the 2014 Plan with respect to participants who reside outside of the United States or are employed by a non-U.S. subsidiary in order to comply with local legal requirements.

Available Shares and Limitations on Awards. A maximum of 10,500,000 shares of our common stock are available for issuance under the 2014 Plan, on the dates our Board of Directors and Majority Stockholders respectively approved the 2014 Plan.  Under the terms of the 2014 Plan, the number of shares of common stock subject to options or SARs that may be granted to any one participant during a calendar year may not exceed 1,000,000. Notwithstanding potential increases in the shares available under the 2014 Plan or restoration of shares previously subject to outstanding awards, no more than 10,500,000 shares may be issued pursuant to the exercise of incentive stock options.  Certain additional limitations on individual awards intended to qualify as performance-based compensation under Internal Revenue Service Code Section 162(m) are discussed below.  All of these share limitations are subject to adjustment for changes in our corporate structure or shares, as described below. The shares of common stock covered by the 2014 Plan are authorized but unissued shares.

Any shares of common stock subject to an award under the 2014 Plan that were outstanding on the date our Board of Directors and Majority Stockholders respectively approved the 2014 Plan, that expire, are forfeited or terminated or are settled or paid in cash will, to the extent of such expiration, forfeiture, termination or settlement, automatically become available for future awards under the 2014 Plan.  Similarly, any shares tendered or withheld to satisfy any tax withholding obligation in connection with a full value award will also become available for future awards under the 2014 Plan.  However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with an option or SAR award, any shares repurchased by us using option exercise proceeds and any shares subject to a SAR award that are not issued in connection with the stock settlement of the SAR award on its exercise may not be used again for future awards.

Awards granted or shares of our common stock issued under the 2014 Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries (referred to as “substitute awards”) will not reduce the share reserve under the 2014 Plan.  Additionally, if a company acquired by us or any of our subsidiaries has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition, the unused shares under that pre-existing plan may be used for awards under the 2014 Plan and will not reduce the share reserve under the 2014 Plan, but only if the awards are made to individuals who were not employed by or providing services to us or any of our subsidiaries immediately prior to such acquisition.

Types of Awards. The 2014 Plan permits us to award stock option awards, SAR awards, restricted stock awards, stock unit awards, other stock-based awards and cash incentive awards to eligible recipients.  These types of awards are described in more detail below.

Options. Employees of our Company or any subsidiary may be awarded “incentive stock options” within the meaning of Internal Revenue Code Section 422, and any eligible recipient may be awarded options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% (110% if the recipient is an “affiliate”) of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier.  “Fair market value” under the 2014 Plan as of any date means the closing sale price of a share of our common stock on principal securities market on which it trades on the date for which it is being determined, or if no sale occurred on that date, on the immediately preceding date on which a sale occurred.  As of January 30, 2015, the last reported market price per share of our common stock on the OTCQB (administered by OTC Markets Group, Inc.) was $0.33.

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the compensation committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program, (ii) by delivery to us (or attestation as to ownership) of shares of common stock already owned by the participant, or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by us. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the compensation committee, and no option may have a term greater than 10 years from its date of grant.

Stock Appreciation Rights. A SAR award provides the right to receive a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the aggregate exercise price of that number of shares.  The compensation committee determines whether payment will be made in shares of our common stock, cash or a combination of both. The exercise price per share of a SAR award will be determined by the compensation committee, but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. A SAR award may not have a term greater than 10 years from its date of grant, and will be subject to such other terms and conditions, consistent with the terms of the 2014 Plan, as may be determined by the compensation committee.

Restricted Stock Awards. A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the compensation committee.  Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture.  The compensation committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously in our service for a certain period or that we, or any of our subsidiaries or business units, satisfy specified performance goals.  Unless otherwise specified by the compensation committee, dividends and distributions paid on restricted shares will be subject to the same restrictions as the underlying shares, except for regular cash dividends on awards that are subject only to service-based vesting conditions.  Participants are entitled to vote restricted shares prior to the time they vest.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times and in such installments as may be determined by the compensation committee.  Until it vests, a stock unit award is subject to restrictions on transferability and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the 2014 Plan, as may be determined by the compensation committee.  The compensation committee may provide for the payment of dividend equivalents on stock unit awards and other stock-based awards, but any dividend equivalents paid on an unvested performance-based award of either type must be subject to the same restrictions as the underlying units or share equivalents.

Other Stock-Based Awards. The compensation committee may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the 2014 Plan.  The compensation committee has complete discretion in determining the terms and conditions of such awards.

Cash Incentive Awards. The compensation committee may grant performance-based awards that are settled in cash or other forms of awards under the 2014 Plan or a combination thereof.  The compensation committee has complete discretion in determining the amount, terms and conditions of such awards.

Transferability of Awards. In general, no right or interest in any award under the 2014 Plan may be assigned or transferred by a participant, except by will or the laws of descent and distribution, unless any such award has fully vested, is fully-paid, as applicable, and is evidenced by shares then owned and represented by a stock certificate representing such shares issued in the name of the applicable recipient.  However, the compensation committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member or pursuant to a qualified domestic relations order.  Any permitted transferee of an award will remain subject to all the terms and conditions of the award applicable to the participant.

Effect of Termination of Service. If a participant’s employment or other service relationship with us and our subsidiaries is terminated, the 2014 Plan provides that any portion of an award scheduled to vest within six months after the date of termination will immediately vest and the vested portions of outstanding option and SAR awards will continue to be exercisable for a period of six months after termination, depending on the reason for the termination, unless the termination is for cause. In that case, all awards, including any unexercised option and SAR awards will be immediately forfeited without consideration.  The compensation committee may provide for different termination consequences in an individual award agreement.

Performance-Based Compensation Under Internal Revenue Code Section 162(m). The compensation committee may grant full value awards and cash incentive awards under the 2014 Plan to employees who are or may be “covered employees,” as defined in Internal Revenue Code Section 162(m), that are intended to be “performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of those awards for federal income tax purposes. Under current Internal Revenue Service interpretations, “covered employees” of a company for any year are its chief executive officer and any other executive officer (other than the chief financial officer) who is among the three other most highly compensated executive officers employed by the company at the end of that year.  Participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the compensation committee for the performance period are satisfied.  Option and SAR awards granted under the 2014 Plan need not be conditioned upon the achievement of performance goals in order to constitute performance-based compensation for Section 162(m) purposes.

The maximum number of our shares that may be the subject of full value awards that are intended to qualify as performance-based compensation for purposes of Section 162(m), that are denominated in shares or share equivalents and that are granted to any participant during any calendar year may not exceed 1,000,000 shares.  The maximum amount payable with respect to any cash incentive awards and full value awards that are denominated other than in shares or share equivalents and that are granted to any one participant during any calendar year shall not exceed $10,000,000 multiplied by the number of full or partial years in the applicable performance period.

The pre-established performance goals set by the compensation committee must be based on one or more of the following performance measures specified in the 2014 Plan: (i) revenue or net sales; (ii) gross profit; (iii) operating profit; (iv) net income; (v) earnings before income taxes; (vi) earnings before one or more of interest, taxes, depreciation and amortization and other adjustments; (vii) profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on revenues or gross profit) or by the degree to which any of the foregoing earnings measures exceed a percentage of revenues or gross profit; (viii) cash flow; (ix) market share; (x) margins (including one or more of gross operating and net earnings margins); (xi) stock price; (xii) total stockholder return; (xiii) asset quality; (xiv) non-performing assets; (xv) operating assets; (xvi) balance of cash, (xvii) cash equivalents and marketable securities; (xviii) improvement in or attainment of expense levels or cost savings; (xix) inventory levels; (xx) inventory or operating asset turnover; (xxi) accounts receivable levels (including measured in terms of days sales outstanding); (xxii) economic value added; (xxiii) improvement in or attainment of working capital levels; (xxiv) employee retention; (xxv) customer satisfaction; and (xxvi) implementation or completion of critical projects and growth in customer base.

The compensation committee may select one measure or multiple measures for assessing performance, and the measurement may be based upon company-wide, subsidiary, business unit or individual performance, and may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or by relative comparison to the performance of other companies or other external measures.  The compensation committee will define in an objective fashion the manner of calculating the performance goals based on the performance measures it elects to use in any performance period, and will establish such performance goals within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).  In determining the actual amount to be paid with respect to an individual performance-based award for a performance period, the committee may reduce (but not increase) the amount that would otherwise be payable as a result of satisfying the applicable performance goals.

Change in Control. If a change in control of our Company occurs and any outstanding award is continued, assumed or replaced by our Company or the surviving or successor entity in connection with the change in control, and if within 18 months after the change in control a participant’s employment or other service is terminated without cause, then (i) each of the participant’s outstanding options and SARs will become exercisable in full, and (ii) each of the participant’s unvested full value awards will fully vest.  If any outstanding award is not continued, assumed or replaced in connection with the change in control, then the same consequences as specified in the previous sentence will occur in connection with a change in control unless and to the extent the compensation committee elects to terminate such award in exchange for a payment in an amount equal to the intrinsic value of the award (or, if there is no intrinsic value, the award may be terminated without payment).  The compensation committee may provide for different change in control consequences in an individual award agreement.

If any payments or benefits provided under the 2014 Plan taken together with other payments an individual may receive in connection with a change in control may constitute a “parachute payment” under Internal Revenue Code Section 280G, such payments or benefits may be reduced to provide the individual with the best after-tax result.

Specifically, the individual will receive either a reduced amount so that the excise tax imposed under Internal Revenue Code Section 4999 is not triggered, or the individual will receive the full amount of the payments and benefits and then be liable for any excise tax.

The 2014 Plan generally defines a “change in control” as a merger or consolidation involving us, a sale of all or substantially all of our assets, the acquisition by a person or group of more than 50% of the voting power of our stock, or certain changes in the composition of our Board of Directors.  “Cause” for termination is generally defined as failure or refusal to perform satisfactorily the duties reasonably required (other than by reason of disability), a material violation of law (other than minor offenses), material breach of any Company code of conduct, of any agreement with us, or of any non-disclosure, non-solicitation, non-competition or similar obligation, engaging in any act or practice that involves personal dishonesty or engaging in conduct reasonably expected to harm or bring disrepute. “Good Reason” for termination is generally defined as a material reduction in job responsibilities, authority or duties, a material reduction in base compensation in the absence of a similar reduction of similarly situated persons, and relocation on a permanent basis to a location more than 50 miles from the previous location, each after notice by the affected individual and expiration a period during which we have an opportunity to cure the condition(s).

Share Adjustment Provisions. If certain transactions with our stockholders occur that cause the per share value of our common stock to change, such as stock splits, spin-offs, stock dividends or certain recapitalizations (referred to as “equity restructurings”), the compensation committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the 2014 Plan, (ii) outstanding awards as to the class, number of shares and exercise price per share, and (iii) award limitations prescribed by the 2014 Plan. In connection with other types of transactions that may also affect our common stock, such as reorganizations, mergers or consolidations, the compensation committee may make similar equitable adjustments in its discretion.

Effective Date and Term of the 2014 Plan.  The 2014 Plan became effective on the date it was approved by our Board of Directors and Majority Stockholders, subject to the conditions outlined in the caption “Vote Required for Approval and Effective Date,” below.  The 2014 Plan will generally remain in effect until the tenth anniversary of such approval or its earlier termination by our Board of Directors.  Awards outstanding under the 2014 Plan at the time it expires or is terminated by our Board of Directors will continue in accordance with their terms.

Amendment of the Plan. Our Board of Directors may amend the 2014 Plan at any time, but no amendments will be effective without stockholder approval if such approval is required under applicable laws or regulations or under the rules of any exchange on which our common shares are then listed.  No amendment of the 2014 Plan may adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

U.S. Federal Income Tax Consequences

The following is a description of the principal United States federal income tax consequences to participants subject to U.S. taxation and to us with respect to awards granted under the 2014 Plan, based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect.  This description is not intended to be complete and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Nonqualified Stock Options. If a participant is granted a nonqualified stock option under the 2014 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid.  The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss.  Our Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2014 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise.  However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and our Company will not be entitled to any deduction.  Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.

Other Awards. The current federal income tax consequences of other awards authorized under the 2014 Plan generally follow certain basic patterns. SAR awards are taxed and deductible in substantially the same manner as nonqualified stock options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant.  Stock unit awards and cash incentive awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. In each of the foregoing cases, our Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code. Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as “performance-based compensation.”  The 2014 Plan is intended to meet the requirements of Section 162(m), but full value awards and cash incentive awards granted under the 2014 Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum amount of compensation a covered employee may receive is based on the satisfaction of pre-established objective performance goals.

Section 409A of the Internal Revenue Code. The foregoing discussion of tax consequences of awards under the 2014 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements.  If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

New Plan Awards

The compensation committee has approved 2,675,000 awards under the 2014 Plan as of the date of this Information Statement, all of which were Restricted Stock awards, and were issued under the 2014 Plan’s Restricted Stock Agreement; all were fully vested on issuance except 500,000 shares that vest on June 1, 2015.  7,825,000 shares remain reserved for issuance under the 2014 Plan. Moreover, because all awards under the 2014 Plan are discretionary with the compensation committee, neither the number nor types of future 2014 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

DISSENTERS’ RIGHTS

There are no dissenters’ rights applicable with respect to the approval of our 2014 Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the approval of our 2014 Plan, which is not shared by all other stockholders, except for the following Restricted Stock awards: Stephen J. Barber, our Executive Chairman, CEO and a director, 750,000 shares, all vested; Larry Lee Arrowood, our President, 1,200,000 shares, 700,000 vested and the remaining 500,000 to vest at June 1, 2015; and Mark L. Meriwether, our Vice President, Secretary and a director, 525,000 shares, all vested.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that would have been entitled to vote if a meeting was required to have been held regarding the approval of our 2014 Plan consist of shares of our common stock.  Each share of our common stock is entitled to one vote.  The number of outstanding shares of our common stock at the close of business on January 30, 2015, the record date for determining our stockholders who would have been entitled to notice of and to vote on the approval of our 2014 Plan, was 161,401,388 shares.

Security Ownership of Principal Holders and Management

The following table sets forth certain information as of January 30, 2015, regarding current beneficial ownership of the shares of our common stock by: (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based upon 161,401,388 outstanding shares of our common stock.

		Number of Shares	Percentage
Name and Address	Position	Beneficially Owned	of Class(1)

Officers and Directors

Stephen J. Barber(2)	Executive Chairman, CEO and Director	143,163,188(2)	88.7%

Larry Lee Arrowood	President	700,000	0.43%

Mark L. Meriwether	Vice President	3,374,669(3)	2.1%
3046 E. Brighton Place	Director
Salt Lake City, Utah 84121	Secretary

Directors (two) as a Group:		146,537,857	90.8%

Principal Stockholders:

Precept for Prescient SP		131,413,888	81.4%

Precept for Precept Fund		11,000,000	6.82%

(1) Percentages are based on 161,401,388 shares of our common stock being outstanding on the record date of January 30, 2015, which includes the 500,000 share Restricted Stock award of Mr. Arrowood that does not vest until June 1, 2015.

(2) Stephen J. Barber, our CEO and a director, is the 100% beneficial owner and a director of Precept Asset Management Limited (“PAML”), which is the investment manager of Precept, Prescient SP and Precept Fund.  Prescient SP and Precept Fund are the beneficial owners of the majority of our common stock and are the Majority Stockholders referenced herein; however, as the investment manager for Precept, Prescient SP and Precept Fund, PAML has been delegated the authority to make investment decisions on behalf of Precept, Prescient SP and Precept Fund, and may also be deemed to be the beneficial owner of these shares.  Mr. Barber also personally owns 750,000 shares.  While PAML, as investment manager, plays an important role as advisor of Precept, the corporate governance mechanism put in place in the investment management agreement does not allow the investment manager to exercise control over Precept and Oakridge shares held by Precept for or on behalf of Prescient SP and Precept Fund. The reason being that Prince Michael Foundation (“PMF”), through its indirect holding of all the management shares (voting, non-participating shares) of Precept, is, at any time, ultimately in control over Precept and the Oakridge shares held by Precept for and on behalf of Prescient SP and Precept Fund. It is particularly noteworthy, that the investment manager has no general power of attorney to vote the Oakridge shares held by Precept for and on behalf of Prescient SP or Precept Fund at the shareholders’ meetings of Oakridge; instead, for each shareholders’ meeting of Oakridge, the investment manager requires a specific power of attorney, which is granted by resolution of the board of directors of Precept (which implies that Precept agrees with the investment manager’s specific suggestion regarding the exercising of the voting rights). In addition, PMF can terminate the investment management agreement with PAML and thereby cut any influence of the investment manager on the Oakridge shares held by Precept for and on behalf of Prescient SP or Precept Fund.

(3) Mr. Meriwether directly owns 3,340,000 shares of our common stock and 35,669 shares of our common stock indirectly by an entity owned by Mr. Meriwether.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days.  Any securities not outstanding, which are subject to such options, warrants or conversion privileges exercisable within 60 days, are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person.  Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.  At the present time there are no outstanding options or warrants.  SEC Rule 13d-3 has been taken into account in the foregoing computations, except as follows:  At January 30, 2015, the record date, Expedia Holdings Limited (“Expedia”), one of our creditors, was owed a principal balance of $2,000,000, plus interest of $70,355.71 to such date, on our loan from Newmark Investments Limited (the “Newmark Loan”). Expedia is a founder, the beneficial owner and is the successor of Newmark, by assignment of the Newmark Loan from Newmark on January 16, 2014, and under an amended Loan Agreement between the Company and Expedia dated February 24, 2014 (the “Expedia Loan”).  The Expedia Loan Agreement reflects the assignment of the Newmark Loan to Expedia and the granting of a security interest to Expedia in our equipment and our thin film battery intellectual property.  The total of the Expedia Loan or any part thereof can be converted to fully paid shares of our common stock at Expedia’s request; and our shares issued on any such conversion will be issued at a 50% discount of the volume weighted average price (“VWAP”) of our common stock on the OTCBB or the principal nationally recognized U.S. market on which our shares of common stock publicly trade, for the 50 day VWAP prior to any such conversion, provided however, notwithstanding the foregoing, the minimum conversion price shall not be less than US$0.20 per share, which was the approximate trading price of our common stock on the OTCBB at the time of the first advance to us under the Newmark Loan in November, 2012.  The conversion right is in the discretion of Expedia, and can only be made at the end of the loan term, which is presently February 28, 2015. Using the amount of principal and interest due on January 30, 2015, and computing the VWAP at and as of such date, we have concluded that the VWAP was $0.3995 on such date, so the minimum conversion price of $0.20 would apply, which would result in approximately 10,351,779 shares that could have been acquired in conversion of the Expedia Loan on such date, based upon the greater of 50% of the VWAP or the minimum conversion price of $0.20.  These shares have not been included in these computations because the record date for determining stockholders who would have been entitled to vote on the matters presented in this Information Statement is January 30, 2015, and no such conversion took place on or before such date. Further, even if the Expedia Loan was converted, such ownership would have had no effect on the action taken by the Majority Stockholders to approve the 2014 Plan because of the substantial majority ownership percentage of our outstanding voting securities held by the Majority Stockholders on the record date.

Changes in Control

There are no present contractual arrangements or pledges of our securities that may result in a change in control of us; however we are constantly looking for acquisitions that would be beneficial to us, and any such transaction that is completed may or may not result in a change in control of our Company, especially when the present ownership of Prescient SP and Precept Fund are considered, which collectively amount to approximately 88.24% of our outstanding voting securities at January 30, 2015.

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Colorado Law

The Colorado Code provides that if the Articles of Incorporation of a company provide, action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (Colorado Code Section 7-107-104).  Further, Article XIII of our Articles of Incorporation and Article III, Section 13, of our Bylaws, also allow such action by stockholders, subject to such persons owning the required number of voting securities necessary to adopt any such action that would otherwise be required to be submitted to a meeting of stockholders. The presence or ownership of a majority of the outstanding voting securities of a company is considered to be a quorum of stockholders for any vote on particular matters outlined in Colorado Code, and this is consistent with Article III, Section 8, of our Bylaws.  Under Colorado Code Sections referenced in Section 7-107-104, Notice of any action by written consent of stockholders must be accompanied by a notice to stockholders at least 10 days prior to the effectiveness of such action, and the information contained in the Information Statement otherwise satisfies any other notice requirements of the Colorado Code.  In accordance with the General Rules and Regulations of the SEC promulgated under Securities Exchange Act of 1934, as amended (the “Exchange Act”), action taken by written consent of persons owning the required number of voting securities necessary to adopt any such action that would otherwise be required to be submitted to a meeting of stockholders is not effective when notice and the Information Statement are provided by Internet availability until 40 days following the mailing of the Notice of Internet Availability and the posting of the Information Statement.

Resolutions of our Board of Directors to approve the 2014 Plan were unanimously adopted by our Board of Directors on March 4, 2014; and by the Majority Stockholders on January 30, 2015.  The Majority Stockholders owned approximately 88.24% of our outstanding voting securities on that date, well in excess of the required majority vote.  No other votes or consents are required or necessary to effect the amendment to our Articles of Incorporation.

Effective Date of Approval of the 2014 Plan

The effective date of approval of the 2014 Plan will be on the opening of business on April 1, 2015, or a date that is 40 days from the mailing of this Information Statement to our stockholders; however, for all purposes of Internal Revenue Code of Federal Regulations, Section 1.422-3(b), 10 days after the mailing of the Notice of Internet Availability and the posting of the Information Statement, the approval of the 2014 Plan will be effective as such approval is based upon the requirements of state law.  Section 1-422-3(b) provides with respect to stockholder approval of incentive stock option plans: “By a method and in a degree that would be treated as adequate under applicable State law in the case of an action requiring stockholder approval (i.e., an action on which stockholders would be entitled to vote if the action were taken at a duly held stockholders’ meeting).”

NOTICE

OUR BOARD OF DIRECTORS, ALONG WITH THE MAJORITY STOCKHOLDERS OF OUR COMPANY, HAVE CONSENTED TO THE ADOPTION OF THE 2014 PLAN AND BY VIRTUE OF OUR MAJORITY STOCKHOLDERS OWNING IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES, OR OVER A MAJORITY OF SUCH SHARES, NO FURTHER CONSENTS, APPROVALS, VOTES OR PROXIES ARE NEEDED TO EFFECT THE ADOPTION OF THE 2014 PLAN UNDER THE COLORADO CODE, AND NONE IS REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS

Appendix A

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

2014 EQUITY INCENTIVE PLAN

(as approved March 4, 2014)

1.           Purpose.  The purpose of the Oakridge Global Energy Solutions, Inc. 2014 Equity Incentive Plan (the “Plan”) is to help attract and retain the best available people for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company’s shareholders, and to thereby promote the Company’s long-term business success.

2.           Definitions.  In this Plan, the following definitions will apply.

(a)          “Affiliate” means any corporation that is a Subsidiary or Parent of the Company.

(b)          “Agreement” means the written or electronic agreement containing the terms and conditions applicable to an Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.

(c)          “Award” means the grant of a compensatory award under the Plan in the form of an Option, Stock Appreciation Rights, Restricted Stock, Stock Units, an Other Stock-Based Award or a Cash Incentive Award.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cash Incentive Award” means an Award described in Section 11 of the Plan.

(f)          “Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate or, in the absence of any such then-effective agreement or definition, means a Participant’s (i) failure or refusal to perform satisfactorily the duties reasonably required of the Participant by the Company (other than by reason of Disability); (ii) material violation of any law, rule, regulation, court order or regulatory directive (other than traffic violations, misdemeanors or other minor offenses); (iii) material breach of any Company code of conduct, of any agreement with the Company or any Affiliate or of any nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company or any Affiliate; (iv) engaging in any act or practice that involves personal dishonesty on the part of the Participant or demonstrates a willful and continuing disregard for the best interests of the Company and its Affiliates; or (v) engaging in conduct that would be reasonably expected to harm or bring disrepute to the Company, any of its Affiliates, or any of their customers, employees or vendors.

(g)          “Change in Control” means one of the following:

(1)          An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:

(A)          any acquisition of securities of the Company by an Exchange Act Person directly or indirectly from the Company for the purpose of providing financing to the Company;

(B)          any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the effective date of this Plan; or

(C)          any Exchange Act Person becomes the beneficial owner of more than 50% of the combined voting power of the Company’s outstanding Voting Securities as the result of any repurchase or other acquisition by the Company of its Voting Securities;

If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of more than 50% of the combined voting power of the Company’s outstanding Voting Securities by one of the means described in those clauses, then a Change in Control shall be deemed to have occurred.

(2)          Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.

(3)          The consummation of a Corporate Transaction unless, immediately following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the of the surviving or acquiring entity (or its Parent) resulting from such Corporate Transaction in substantially the same proportions as their ownership, immediately before such Corporate Transaction, of the outstanding Company Voting Securities.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in Section 2(g) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(h)         “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

(i)          “Committee” means the Board; or any two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall (i) satisfy the independence requirements for independent directors and members of compensation committees as set forth from time to time in the Listing Rules of the NYSE Amex Equities Market, (ii) be a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) be an outside director for purposes of Code Section 162(m).

(j)          “Company” means Oakridge Global Energy Solutions, Inc., a Colorado corporation, or any successor thereto.

(k)          “Continuing Director” means an individual (A) who is, as of the effective date of the Plan, a director of the Company, or (B) who is elected as a director of the Company subsequent to the effective date of the Plan and whose initial election, or nomination for initial election by the Company’s shareholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (B), any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest.

(l)          “Corporate Transaction” means a reorganization, merger or consolidation of the Company, or a sale or other disposition (in one or a series of transactions) of all or substantially all of the assets of the Company.

(m)         “Disability” means “total and permanent disability” within the meaning of Code Section 22(e)(3).

(n)          “Employee” means an employee of the Company or an Affiliate.

(o)          “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(p)          “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Subsidiary of the Company; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(q)          “Fair Market Value” means the fair market value of a Share determined as follows:

(1)          If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2)          If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(r)          “Full Value Award” means an Award other than an Option Award, Stock Appreciation Rights Award or Cash Incentive Award.

(s)          “Good Reason” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate or, in the absence of any such then-effective agreement or definition and subject to the last sentence of this definition, means with respect to any Participant any of the following events that has not been consented to by the Participant:

(1)          A material reduction or diminution in the Participant’s job responsibilities, authority or duties, or in the job responsibilities, authority or duties of the supervisor to whom the Participant is required to report, but a mere change in title alone or reassignment to a substantially similar position will not constitute Good Reason;

(2)          A material reduction in the Participant’s base compensation in the absence of a similar general reduction of the base compensation of similarly situated Service Providers; or

(3)          The relocation of the Participant’s primary work location, on a permanent basis, to a location that is more than 50 miles from the Participant’s primary work location immediately prior to such change.

The foregoing events will only be considered “Good Reason” for a Participant to voluntarily resign from his or her position as Service Provider if, following the occurrence of one or more of the foregoing events, the Participant (i) provides written notice to the Company or its applicable Affiliate of the event(s) constituting Good Reason within 30 days after the first occurrence of such event(s), (ii) the Company or its applicable Affiliate fails to reasonably cure such event(s) within 30 days after receiving such notice, and (iii) the Participant’s termination of his or her status as a Service Provider is effective not later than 30 days after the end of the period in which the event(s) may be cured.

(t)          “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(u)          “Group” means two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an entity.

(v)          “Non-Employee Director” means a member of the Board who is not an Employee.

(w)          “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price during a specified period of time. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

(x)          “Other Stock-Based Award” means an Award described in Section 11 of this Plan.

(y)          “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(z)          “Participant” means a person to whom an Award is or has been made in accordance with the Plan.

(aa)          “Performance-Based Compensation” means an Award to a person who is, or is determined by the Committee to likely become, a “covered employee” (as defined in Code Section 162(m)(3)) and that is intended to constitute “performance-based compensation” within the meaning of Code Section 162(m)(4)(C).

(bb)          “Plan” means this Oakridge Global Energy Solutions, Inc. 2014 Equity Incentive Plan, as amended and in effect from time to time.

(cc)          “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(dd)          “Retirement” means any termination, other than for Cause or due to death or Disability, of a Participant’s Service with the Company and all of its Affiliates at or after age 65, or at or after age 60 with five or more years of continuous Service.

(ee)          “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services or upon the entity for which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(ff)          “Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(gg)         “Share” means a share of Stock.

(hh)         “Stock” means the common stock, par value $0.001 per share, of the Company.

(ii)           “Stock Appreciation Right” or “SAR” means a right granted under the Plan to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(jj)          “Stock Unit” means a right granted under the Plan to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(kk)         “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(ll)           “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(mm)        “Voting Securities” of an entity means the outstanding securities entitled to vote generally in the election of directors (or comparable equity interests) of such entity.

3.           Administration of the Plan.

(a)           Administration.  The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b)           Scope of Authority.  Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1)          determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2)          cancelling or suspending an Award or the exercisability of an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 15(d) and 15(e);

(3)          establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement made under the Plan, and making all other determinations necessary or desirable for the administration of the Plan; and

(4)          taking such actions as are described in Section 3(c) with respect to Awards to foreign Service Providers.

(c)           Awards to Foreign Service Providers.  The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

(d)           Acts of the Committee; Delegation.  A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(i). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(e)           Finality of Decisions.  The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(f)           Indemnification.  Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise.

4.           Shares Available Under the Plan.

(a)           Maximum Shares Available.  Subject to Sections 4(b) and (c) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 10,500,000. Shares to be issued under the Plan shall either be authorized and unissued Shares or treasury Shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1)          Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve prior to the settlement of the Award shall be the maximum number of Shares that could be received under that particular Award.

(2)          Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the share reserve shall be the largest number of Shares that would be counted against the share reserve under either of the Awards.

(3)          Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(b)           Effect of Forfeitures and Other Actions.  Any Shares subject to an Award that is forfeited, expires, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, cash settlement or non-issuance, again become available for Awards under this Plan and correspondingly increase the total number of Shares available for grant and issuance under Section 4(a). For avoidance of doubt, if payment by the Company upon the exercise of a Stock Appreciation Right is made in Shares, then the Plan’s share reserve shall be increased in an amount equal to the difference between the number of Shares as to which the Stock Appreciation Right was exercised and the number of Shares actually delivered to the Participant. If (i) any Award is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company in payment of an applicable exercise price, or (ii) any tax withholding obligations arising from such Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall again become available for Awards under this Plan and correspondingly increase the total number of Shares available for grant and issuance under Section 4(a).

(c)           Effect of Plans Operated by Acquired Companies.  If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(d)           No Fractional Shares.  Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, and in connection with any calculation under the Plan that would otherwise result in the issuance or withholding of a fractional Share, the number of Shares shall be rounded down to the nearest whole Share.

(e)           Individual Option and SAR Limit.  The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted during any calendar year to any one Participant shall not exceed 500,000 Shares.

5.           Eligibility.  Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

6.           General Terms of Awards.

(a)           Award Agreement.  Except for any Award that involves only the immediate issuance of unrestricted Shares, each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award will not become effective unless acceptance of the Agreement in a manner permitted by the Committee is received by the Company within 30 days of the date the Agreement is delivered to the Participant. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b)           Vesting and Term.  Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date), and any applicable performance period.

(c)           Transferability.  Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a qualified domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to “ Participant ” shall mean the original grantee of an Award and not any transferee.

(d)           Designation of Beneficiary.  Each Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a written or electronic form approved by the Committee and shall be effective upon its receipt by the Company or an agent selected by the Company.

(e)           Termination of Service.  Unless otherwise provided in an Agreement, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the originally scheduled expiration of an Option or Stock Appreciation Right, as applicable):

(1)          Upon termination of Service for Cause, all unexercised Options and SARs and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2)          Upon an involuntary termination of Service by the Company or any Affiliate without Cause that does not constitute a Retirement, any portion of an Award scheduled to vest within six months after the date of termination shall immediately become vested (and exercisable, if applicable), and the vested and exercisable portions of Options or SARs may be exercised for a period of six months after the date of such termination and shall terminate upon the expiration of such period.

(3)          Upon a voluntary termination of Service by the Participant that does not constitute Retirement, the currently vested and exercisable portions of Options and SARs may be exercised for a period of three months after the date of such termination and shall terminate upon the expiration of such period.

(4)          Upon termination of Service due to death or Disability, any portion of an Award scheduled to vest within twelve months after the date of termination shall immediately become vested (and exercisable, if applicable), and the vested and exercisable portions of Options or SARs may be exercised for a period of twelve months after the date of such termination and shall terminate upon the expiration of such period.

(5)          Upon a termination of Service that constitutes a Retirement, an Award will continue to vest for a period of twelve months after the date of termination and any portion of the Award scheduled to vest during that twelve month period shall vest (and become exercisable, if applicable) at its scheduled time, and the vested and exercisable portions of Options or SARs may be exercised during a period of fifteen months after the date of such termination and shall terminate upon the expiration of such period.

(6)          Upon a termination of Service for any reason, all unvested and unexercisable portions of any outstanding Awards (after giving effect to any accelerated vesting specified under Subsections (2) and (4) of this Section 6(e)) shall be immediately forfeited without consideration, except to the extent provided in Subsection (5) of the Section 6(e).

(7)          If a Participant dies during the six-month post-termination exercise period specified in Subsection (2) or (3) of this Section 6(e), then the applicable post-termination exercise period shall be extended to twelve months after the date of such termination.

(f)           Rights as Shareholder.  No Participant shall have any rights as a shareholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g)           Performance-Based Awards.  Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, Subsidiary, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. Any performance-based Award that is intended by the Committee to qualify as Performance-Based Compensation shall additionally be subject to the requirements of Section 17 of this Plan. Except as provided in Section 17 with respect to Performance-Based Compensation, the Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance goals upon the occurrence of certain events, which may include a Change of Control, a Corporate Transaction, a recapitalization, a change in the accounting practices of the Company, or the Participant’s death or Disability.

(h)           Dividends and Dividend Equivalents.  Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to units or Share equivalents that are subject to the unvested portion of a Stock Unit Award or an Other Stock-Based Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in Award Agreements for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6(h).

7.           Stock Option Awards.

(a)           Type and Exercise Price.  The Agreement pursuant to which an Option is granted shall specify whether the Option is an Incentive Stock Option or a Non-Statutory Stock Option. The exercise price at which each Share subject to an Option may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)           Payment of Exercise Price.  The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including payment under a broker-assisted sale and remittance program acceptable to the Committee or by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c)           Exercisability and Expiration.  Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. No Option shall be exercisable at any time after its scheduled expiration. When an Option is no longer exercisable, it shall be deemed to have terminated.

(d)           Incentive Stock Options.

(1)          An Option will constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Statutory Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the Plan as provided in the first sentence of Section 4(a).

(2)          No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date.

(3)          For purposes of continued Service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

(4)          If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Statutory Stock Option.

(5)          The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option.

8.           Stock Appreciation Rights.

(a)           Nature of Award.  An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR of the number of Shares as to which the SAR is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)           Exercise of SAR.  Each SAR may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR shall be exercisable at any time after its scheduled expiration. When a SAR is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR.

9.           Restricted Stock Awards.

(a)           Vesting and Consideration.  Shares subject to a Restricted Stock Award shall be subject to vesting conditions, and the corresponding lapse of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company reacquisition or repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

(b)           Shares Subject to Restricted Stock Awards.  Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to transfer restrictions and accompanied by a similar legend. Upon the vesting of Shares of Restricted Stock and the corresponding lapse of the restrictions and forfeiture conditions, the corresponding transfer restrictions and restrictive legend will be removed from the book-entry evidencing such Shares or the certificate evidencing such Shares, and any such certificate shall be delivered to the Participant. Such vested Shares may, however, remain subject to additional restrictions as provided in Section 18(c). Except as otherwise provided in the Plan or an applicable Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

10.           Stock Unit Awards.

(a)           Vesting and Consideration.  A Stock Unit Award shall be subject to vesting conditions, and the corresponding lapse of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b)           Payment of Award.  Following the vesting of a Stock Unit Award, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions) or a combination of cash and Shares as determined by the Committee. If the Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

11.           Cash-Based and Other Stock-Based Awards.

(a)           Cash Incentive Awards.  A Cash Incentive Award shall be considered a performance-based Award for purposes of, and subject to, Section 6(g), the payment of which shall be contingent upon the degree to which one or more specified performance goals have been achieved over the specified performance period. Cash Incentive Awards may be granted to any Participant in such amounts and upon such terms and at such times as shall be determined by the Committee, and may be denominated in units that have a dollar value established by the Committee as of the Grant Date. Following the completion of the applicable performance period and the vesting of a Cash Incentive Award, payment of the settlement amount of the Award to the Participant shall be made at such time or times in the form of cash, Shares or other forms of Awards under the Plan (valued for these purposes at their grant date fair value) or a combination of cash, Shares and other forms of Awards as determined by the Committee and specified in the applicable Agreement. If a Cash Incentive Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

(b)           Other Stock-Based Awards.  The Committee may from time to time grant Stock and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

12.           Changes in Capitalization, Corporate Transactions, Change in Control.

(a)           Adjustments for Changes in Capitalization.  In the event of any equity restructuring (within the meaning of FASB ASC Topic 718 - Stock Compensation ) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding

Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

(b)           Corporate Transactions.  Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1)           Continuation, Assumption or Replacement of Awards.  In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Sections 12(a) and 6(g)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 12(b)(4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and provides for a vesting or exercisability schedule that is the same as or more favorable to the Participant.

(2)           Acceleration.  If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Options and SARs shall become fully exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, and (ii) all outstanding Full Value Awards shall fully vest immediately prior to the effective time of the Corporate Transaction. The Committee shall provide written notice of the period of accelerated exercisability of Options and SARs to all affected Participants. The accelerated exercisability of any Option or SAR pursuant to this Section 12(b)(2) and the exercise of any Option or SAR whose exercisability is so accelerated shall be conditioned upon the consummation of the Corporate Transaction, and any such exercise shall be effective only immediately before such consummation.

(3)           Payment for Awards.  If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b)(3). The payment for any Award canceled shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to clause (i) of the preceding sentence is less than or equal to the amount determined pursuant to clause (ii) of the preceding sentence with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. Payment of any amount under this Section 12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s shareholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award surrendered, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s shareholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(4)           Termination After a Corporate Transaction.  If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12(b)(1), and if within 18 months after the Corporate Transaction a Participant experiences an involuntary termination of Service for reasons other than Cause, or voluntarily terminates his or her Service for Good Reason, then (i) outstanding Options and SARs issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of Service, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full.

(c)           Change in Control.  In connection with a Change in Control that does not involve a Corporate Transaction, the Committee may provide (in the applicable Agreement or otherwise) for one or more of the following: (i) that any Award shall become fully vested and exercisable upon the occurrence of the Change in Control or upon the involuntary termination of the Participant without Cause or the Participant’s voluntary termination for Good Reason within 18 months of the Change in Control, (ii) that any Option or SAR shall remain exercisable during all or some specified portion of its remaining term, or (iii) that Awards shall be canceled in exchange for payments in a manner similar to that provided in Section 12(b)(3). The Committee will not be required to treat all Awards similarly in such circumstances.

(d)           Dissolution or Liquidation.  Unless otherwise provided in an applicable Agreement, in the event the shareholders of the Company approve the complete dissolution or liquidation of the Company, all outstanding Awards shall vest and become fully exercisable, and will terminate immediately prior to the consummation of any such proposed action. The Committee will notify each Participant as soon as practicable of such accelerated vesting and exercisability and pending termination.

13.              Plan Participation and Service Provider Status.   Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

14.              Tax Withholding.   The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (up to the Participant’s minimum required tax withholding rate) through a reduction in the number of Shares delivered or a delivery or tender to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

15.           Effective Date, Duration, Amendment and Termination of the Plan.

(a)           Effective Date.  The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date. If the Company’s shareholders fail to approve the Plan within 12 months of its approval by the Board, the Plan shall be of no further force or effect.

(b)           Duration of the Plan.  The Plan shall remain in effect until all Shares subject to it shall be distributed, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date ”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms unless limited in the applicable Agreements.

(c)           Amendment and Termination of the Plan.  The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d)           Amendment of Awards.  Subject to Section 15(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 18(i)(3).

(e)           No Option or SAR Repricing.  Except as provided in Section 12(a), no Option or Stock Appreciation Right granted under the Plan may be amended to decrease the exercise price thereof, be cancelled in exchange for the grant of any new Option or Stock Appreciation Right with a lower exercise price or any new Full Value Award, be repurchased by the Company or any Affiliate, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such Option or Stock Appreciation Right, unless such action is first approved by the Company’s shareholders.

16.             Substitute Awards.  The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

17.           Performance-Based Compensation.

(a)           Designation of Awards.  If the Committee determines at the time a Full Value Award or a Cash Incentive Award is granted to a Participant that such Participant is, or is likely to be, a “covered employee” for purposes of Code Section 162(m) as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, then the Committee may provide that this Section 17 will be applicable to such Award, which shall be considered Performance-Based Compensation.

(b)           Compliance with Code Section 162(m).  If an Award is subject to this Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable performance period of one or more performance goals based on one or more of the performance measures specified in Section 17(d). The Committee will select the applicable performance measure(s) and specify the performance goal(s) based on those performance measures for any performance period, specify in terms of an objective formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount payable in connection with an Award subject to this Section 17, all within the time periods prescribed by and consistent with the other requirements of Code Section 162(m). In specifying the performance goals applicable to any performance period, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission. The Committee may also adjust performance measures for a performance period to the extent permitted by Code Section 162(m) in connection with an event described in Section 12(a) to prevent the dilution or enlargement of a Participant’s rights with respect to Performance-Based Compensation. The Committee may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an Award. The Committee may also provide, in an Agreement or otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 17 may be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify as “performance-based compensation” under Code Section 162(m).

(c)           Limitations.  With respect to Awards of Performance-Based Compensation, the maximum number of Shares that may be the subject of any Full Value Awards that are denominated in Shares or Share equivalents and that are granted to any one Participant during any calendar year shall not exceed 1,000,000 Shares (subject to adjustment as provided in Section 12(a)). The maximum amount payable with respect to any Cash Incentive Awards and Full Value Awards that are denominated other than in Shares or Share equivalents and that are granted to any one Participant during any calendar year shall not exceed $10,000,000 multiplied by the number of full or partial years in the applicable performance period.

(d)           Performance Measures.  For purposes of any Full Value Award considered Performance-Based Compensation subject to this Section 17, the performance measures to be utilized shall be limited to one or a combination of two or more of the following: revenue or net sales; gross profit; operating profit; net income; earnings before income taxes; earnings before one or more of interest, taxes, depreciation, amortization and other adjustments; profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on revenues or gross profit) or by the degree to which any of the foregoing earnings measures exceed a percentage of revenues or gross profit; cash flow; market share; margins (including one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; operating assets; operating expenses; balance of cash, cash equivalents and marketable securities; improvement in or attainment of expense levels or cost savings; inventory levels; inventory or operating asset turnover; accounts receivable levels (including measured in terms of days sales outstanding); economic value added; improvement in or attainment of working capital levels; employee retention; customer satisfaction; and implementation or completion of critical projects; and growth in customer base. Any performance goal based on one or more of the foregoing performance measures may, in the Committee’s discretion, be expressed in absolute amounts, on a per share basis (basic or diluted), relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or a published or special index (including stock market indices) or other external measures, and may relate to one or any combination of Company, Affiliate or business unit performance.

18.           Other Provisions.

(a)           Unfunded Plan.  The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b)           Limits of Liability.  Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c)           Compliance with Applicable Legal Requirements.  No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan are not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any book-entry or stock certificate evidencing Shares issued under the Plan that are subject to such securities law restrictions shall be accompanied by or bear an appropriate restrictive legend.

(d)           Other Benefit and Compensation Programs.  Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e)           Governing Law.  To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Colorado without regard to its conflicts-of-law principles and shall be construed accordingly.

(f)           Severability.  If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g)           Code Section 409A.  It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and the Committee shall endeavor to structure Awards and administer and interpret the Plan in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1)          If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A; and

(2)          If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from Service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

Neither the Company, the Committee nor any other person involved with the administration of this Plan shall in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A. By accepting an Award under this Plan, each Participant acknowledges that the Company has no duty or obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A.

(h)           Rule 16b-3.  It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 18(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i)           Forfeiture and Compensation Recovery.

(1)          The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause, violation of any material Company or Affiliate policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(2)          Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

2014 EQUITY INCENTIVE PLAN

 INCENTIVE STOCK OPTION AGREEMENT

Name of Optionee:

No. of Shares Covered:	Date of Grant:

Exercise Price Per Share:	Expiration Date:

Exercise Schedule:

Date(s) of Exercisability	No. of Shares as to Which Option Becomes Exercisable

          This is an Incentive Stock Option Agreement (“Agreement”) between Oakridge Global Energy Solutions, Inc. (the “Company”), and the optionee identified above (the “Optionee”) effective as of the date of grant specified above.

Background

A.

The Company maintains the Oakridge Global Energy Solutions, Inc. 2014 Equity Incentive Plan (the “Plan”).

B.

Under the Plan, the Board of Directors of the Company (the “Board”) or a committee of two or more directors of the Company (the “Committee”) appointed by the Board administers the Plan and has the authority to determine the awards to be granted under the Plan (if the Board has not appointed a committee to administer the Plan, then the Board shall constitute the Committee).

C.

The Committee has determined that the Optionee is eligible to receive an award under the Plan in the form of an incentive stock option (the “Option”).

D.

The Company hereby grants the Option to the Optionee under the terms and conditions as follows:

Terms and Conditions *

1.

Grant.  The Optionee is granted the Option to purchase the number of Shares specified at the beginning of this Agreement.

2.

Exercise Price.  The price to the Optionee of each Share subject to the Option will be the exercise price specified at the beginning of this Agreement (which price may not be less than the Fair Market Value as of the date of grant or, if the Optionee owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of stock of the Company, 110% of the Fair Market Value as of the date of grant).

3.

Incentive Stock Option.  The Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that to the extent the Option or part thereof fails to qualify as an incentive stock option, it will be treated as a non-statutory stock option.

4.

Exercise Schedule.  The Option will vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule will be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise the Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

The Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5.

Expiration.

(a)           Timing . The Option will expire at 5:00 p.m. Mountain Time on the earliest of:

(1)          The expiration date specified at the beginning of this Agreement;

(2)          The expiration of the period after the termination of employment of the Optionee within which the Option can be exercised (as specified in Section 7 of this Agreement);

(3)          Upon termination of the Optionee’s employment for cause or if it is determined by the Company within ten days after termination of the Optionee’s employment by the Optionee that cause existed for termination by the Company, the date of such determination; or

(4)          The date (if any) fixed for cancellation pursuant to section 12(b) of the Plan.

(b)           Expiration Final . In no event may anyone exercise the Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

(c)           Rescission . If the Option is exercised, and prior to the delivery of the certificate representing the Shares so purchased, it is determined that cause for termination existed, then the Company, in its sole discretion, may rescind the Option exercise by the Optionee and terminate the Option.

6.

Procedure to Exercise Option.

(a)           Notice of Exercise.  The Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company’s Secretary, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising the Option. If the person exercising the Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise the Option.

(b)           Tender of Payment.  Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

(1)          Cash (including check, bank draft or money order);

(2)          To the extent permitted by law, through a broker assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the purchase price of such Shares; or

(3)          By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of such Shares.

(c)           Limitation on Payment by Shares.  Notwithstanding Section 6(b), the Option may not be exercised through payment of any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company that were not applicable at the time of the grant.

(d)           Delivery of Certificates.  As soon as practicable after the Company receives the notice and purchase price provided for above, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, no certificate for Shares distributable under the Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act and the Exchange Act.

7.

Employment Requirement.  The Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date the Option was granted; provided that:

(a)           Post-Employment.  The Option may be exercised for three months after termination of the Optionee’s employment if such cessation of employment is for a reason other than death or disability, but only to the extent that it was exercisable immediately prior to termination of employment, provided that if termination of the Optionee’s employment shall have been for cause, the Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

(b)           Death or Disability .  The Option may be exercised for one year after termination of the Optionee’s employment if such termination of employment is because of death or disability of the Optionee.

(c)           Change in Control.  If the Optionee’s employment terminates after a declaration made pursuant to section 12(b) of the Plan in connection with an event, the Option may be exercised at any time permitted by such declaration.

8.

Acceleration of Vesting.

(a)           Death or Disability.  In the event of the death or disability of the Optionee, any portion of the Option that was not previously exercisable shall become immediately exercisable in full if the Optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such death or disability.

(b)           Change in Control.  If a Change in Control of the Company shall or is to occur, then the Option, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full and shall remain exercisable during the remaining term of the Option.

(c)           Discretionary Acceleration.  Notwithstanding any other provisions of this Agreement to the contrary, the Committee may, in its sole discretion, declare at any time that the Option shall be immediately exercisable.

9.            Limitation on Transfer.  During the lifetime of the Optionee, only the Optionee or his/her guardian or legal representative may exercise the Option. The Option may not be assigned or transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

10.           No Shareholder Rights Before Exercise.  No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to the Option until the Share actually is issued to him/her upon exercise of the Option.

11.           Discretionary Adjustment.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of the Optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of the Option and the exercise price hereof.

12.           Tax Effect of Transfer of Shares.  The Optionee hereby acknowledges that if any Shares received pursuant to the exercise of any portion of the Option are sold within two years from the date of grant or within one year from the effective date of exercise of the Option, or if certain other requirements of the Code are not satisfied, such Shares will be deemed under the Code not to have been acquired by the Optionee pursuant to an “incentive stock option” as defined in the Code; and that the Company shall not be liable to the Optionee in the event the Option for any reason is deemed not to be an “incentive stock option” within the meaning of the Code. Furthermore, the Optionee will promptly notify the Company, in writing, of any sale of Shares received through the exercise of any portion of the Option within two years from the date of grant or within one year from the effective date of exercise of the Option.

13.           Interpretation of This Agreement.  All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

14.           Discontinuance of Employment.  This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate his/her employment at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

15.           Option Subject to Plan, Articles of Incorporation and By Laws .  The Optionee acknowledges that the Option and the exercise thereof is subject to the Plan, the Articles of Incorporation, as amended from time to time, and the By Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

16.           Obligation to Reserve Sufficient Shares.  The Company shall at all times during the term of the Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

17.           Binding Effect . This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

18.           Choice of Law.  This Agreement is entered into under the laws of the State of Colorado and shall be construed and interpreted thereunder without regard to its conflict of law principles.

19.           Acknowledgement of Receipt of Copy.  By execution of this Agreement, the Optionee acknowledges having received a copy of the Plan.

20.

Undefined Terms.  Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

The Optionee and the Company have executed this Agreement as of the ____ day of ________, 20__.

OPTIONEE

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

By
Its

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

2014 EQUITY INCENTIVE PLAN

 NON-STATUTORY STOCK OPTION AGREEMENT

Name of Optionee:

No. of Shares Covered:	Date of Grant:

Exercise Price Per Share:	Expiration Date:

Exercise Schedule:

Date(s) of Exercisability	No. of Shares as to Which Option Becomes Exercisable

          This is a Non-Statutory Stock Option Agreement (“Agreement”) between Oakridge Global Energy Solutions, Inc. (the “Company”), and the optionee identified above (the “Optionee”) effective as of the date of grant specified above.

Background

A.

The Company maintains the Oakridge Global Energy Solutions, Inc. 2014 Equity Incentive Plan (the “Plan”).

B.

Under the Plan, the Board of Directors of the Company (the “Board”) or a committee of two or more directors of the Company (the “Committee”) appointed by the Board administers the Plan and has the authority to determine the awards to be granted under the Plan (if the Board has not appointed a committee to administer the Plan, then the Board shall constitute the Committee).

C.

The Committee has determined that the Optionee is eligible to receive an award under the Plan in the form of a non-statutory stock option (the “Option”).

D.

The Company hereby grants the Option to the Optionee under the terms and conditions as follows:

Terms and Conditions *

1.

Grant.  The Optionee is granted the Option to purchase the number of Shares specified at the beginning of this Agreement.

2.

Exercise Price.  The price to the Optionee of each Share subject to the Option will be the exercise price specified at the beginning of this Agreement.

3.

Non-Statutory Stock Option.  The Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

4.

Exercise Schedule.  The Option will vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule will be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise the Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

The Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5.

Expiration.

(a)           Timing.  The Option will expire at 5:00 p.m. Mountain Time on the earliest of:

(1)          The expiration date specified at the beginning of this Agreement;

(2)          The expiration of the period after the termination of employment of the Optionee within which the Option can be exercised (as specified in Section 7 of this Agreement);

(3)          Upon termination of the Optionee’s employment for cause or if it is determined by the Company within ten days after termination of the Optionee’s employment by the Optionee that cause existed for termination by the Company, the date of such determination; or

(4)          The date (if any) fixed for cancellation pursuant to section 12(b) of the Plan.

(b)           Expiration Final.  In no event may anyone exercise the Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

(c)           Rescission.  In addition, if the Option is exercised, and prior to the delivery of the certificate representing the Shares so purchased, it is determined that cause for termination existed, then the Company, in its sole discretion, may rescind the Option exercise by the Optionee and terminate the Option.

6.

Procedure to Exercise Option.

(a)           Notice of Exercise.  The Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company’s Secretary, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising the Option. If the person exercising the Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise the Option.

(b)           Tender of Payment.  Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

(1)          Cash (including check, bank draft or money order);

(2)          To the extent permitted by law, through a broker assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the purchase price of such Shares; or

(3)          By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of such Shares.

(c)           Limitation on Payment by Shares.  Notwithstanding Section 6(b), the Option may not be exercised through payment of any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company that were not applicable at the time of the grant.

(d)           Delivery of Certificates.  As soon as practicable after the Company receives the notice and purchase price provided for above, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, no certificate for

Shares distributable under the Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act and the Exchange Act.

7.

Employment Requirement.  The Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date the Option was granted; provided that

(a)           Post-Employment.  The Option may be exercised for three months after termination of the Optionee’s employment if such cessation of employment is for a reason other than death or disability, but only to the extent that it was exercisable immediately prior to termination of employment, provided that if termination of the Optionee’s employment shall have been for cause, the Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

(b)           Death or Disability.  The Option may be exercised for one year after termination of the Optionee’s employment if such termination of employment is because of death or disability of the Optionee.

(c)           Change in Control.  If the Optionee’s employment terminates after a declaration made pursuant to section 12(b) of the Plan in connection with an event, the Option may be exercised at any time permitted by such declaration.

8.

Acceleration of Vesting.

(a)           Death or Disability.  In the event of the death or disability of the Optionee, any portion of the Option that was not previously exercisable shall become immediately exercisable in full if the Optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such death or disability.

(b)           Change in Control.  If a Change in Control of the Company shall or is to occur, then the Option, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full and shall remain exercisable during the remaining term of the Option.

(c)           Discretionary Acceleration.  Notwithstanding any other provisions of this Agreement to the contrary, the Committee may, in its sole discretion, declare at any time that the Option shall be immediately exercisable.

9.            Limitation on Transfer.  During the lifetime of the Optionee, only the Optionee or his/her guardian or legal representative may exercise the Option. The Option may not be assigned or transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

10.           No Shareholder Rights Before Exercise.  No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to the Option until the Share actually is issued to him/her upon exercise of the Option.

11.           Discretionary Adjustment.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of the Optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of the Option and the exercise price hereof.

12.          Tax Withholding.  Delivery of Shares upon exercise of the Option shall be subject to any required withholding taxes. As a condition precedent to receiving Shares upon exercise of the Option, the Optionee shall be required to pay to the Company, in accordance with the provisions of paragraph 14 of the Plan, an amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, a person exercising the Option may cover all or any part of the minimum required tax withholdings through a reduction in the number of Shares delivered to the person exercising the Option or through a subsequent return to the Company of Shares delivered to the person exercising the Option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares). Notwithstanding the foregoing, no person shall be permitted to pay any such withholdings with Shares, or through a reduction in the number of Shares to be delivered upon exercise of the Option, if the Committee, in its sole discretion, determines that payment in such manner is undesirable.

13.           Interpretation of This Agreement.  All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

14.           Discontinuance of Employment.  This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate his/her employment at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

15.           Option Subject to Plan, Articles of Incorporation and By Laws.  The Optionee acknowledges that the Option and the exercise thereof is subject to the Plan, the Articles of Incorporation, as amended from time to time, and the By Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

16.           Obligation to Reserve Sufficient Shares.  The Company shall at all times during the term of the Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

17.           Binding Effect.  This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

18.            Choice of Law.  This Agreement is entered into under the laws of the State of Colorado and shall be construed and interpreted thereunder without regard to its conflict of law principles.

19.           Acknowledgement of Receipt of Copy.  By execution of this Agreement, the Optionee acknowledges having received a copy of the Plan.

20.

Undefined Terms.  Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

The Optionee and the Company have executed this Agreement as of the ____ day of ________, 20__.

OPTIONEE

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

By
Its

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

2014 EQUITY INCENTIVE PLAN

 RESTRICTED STOCK AGREEMENT

Full Name of Employee:

No. of Shares of Common Stock Covered:	Date of Issuance:

Vesting Schedule:

Vesting Date*	No. of Shares Which Become Vested (Cumulative)

* Provided, however, that all Shares subject to this Agreement will vest immediately in full upon the terms described in Section 3 of this Agreement.

This Restricted Stock Agreement is made between Oakridge Global Energy Solutions, Inc. (the “Company”), and the employee identified above (the “Employee”) effective as of the date of issuance specified above (the  “Effective Date”).

A.

The Company desires to give the Employee an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by granting the Employee restricted shares of Common Stock of the Company (the “Shares”), on the terms and conditions and subject to the restrictions set forth herein; and

B.

The Company and the Employee desire to enter into this Agreement to set forth the terms and conditions of such grant.

Now, therefore, the Company and the Employee mutually agree as follows:

1.

Grant of Restricted Stock.

(a)          Subject to the terms and conditions of this Agreement, the Company has granted to the Employee the number of Shares specified at the beginning of this Agreement. Such Shares are subject to the restrictions provided for in this Agreement and are referred to collectively as the “Restricted Shares” and each as a “Restricted Share.”

(b)          Each Restricted Share will be evidenced by a duly issued stock certificate (which may represent more than one Restricted Share) registered in the name of the Employee. The Employee will have all rights of a shareholder of the Company with respect to each Restricted Share (including the right to receive dividends and other distributions, if any). However, all restrictions provided for in this Agreement will apply to each Restricted Share and to any other securities distributed with respect to such Restricted Share. No Restricted Share may be sold, transferred, pledged, hypothecated or otherwise encumbered or disposed of until such Restricted Share has vested in the Employee in accordance with all terms and conditions of this Agreement. Each Restricted Share will remain restricted and subject to forfeiture to the Company unless and until such Restricted Share has vested in the Employee in accordance with all of the terms and conditions of this Agreement. Each stock certificate evidencing any Restricted Share may contain such legends and stock transfer instructions or limitations as may be determined or authorized by the Company in its sole discretion. The Company may, in its sole discretion, retain custody of any such certificate throughout the period during which any restrictions are in effect and require, as a condition to issuing any such certificate, that the Employee tender to the Company a stock power duly executed in blank relating to such custody.

2.            Normal Vesting.  If the Employee remains continuously employed by the Company or a parent or subsidiary thereof, then the Restricted Shares will vest in the numbers and on the dates specified in the Vesting Schedule at the beginning of this Agreement.

3.            Accelerated Vesting.  Notwithstanding Section 2 of this Agreement, the Restricted Shares will vest immediately upon a Change in Control if the Employee has been continuously employed by the Company or a parent or subsidiary thereof through the date immediately prior to the occurrence of a Change in Control.

4.            Issuance of Unrestricted Shares.  Upon the vesting of any Restricted Shares, such vested Restricted Shares will no longer be subject to forfeiture as provided in Section 5 of this Agreement, but will continue to be subject to the provisions of Section 8 of this Agreement

5.            Forfeiture.  If (a) the Employee’s employment with the Company, or a parent or subsidiary thereof, is terminated for any reason, whether by the Company with or without cause, voluntarily or involuntarily by the Employee or otherwise, or (b) the Employee attempts to transfer or otherwise dispose of any of the Restricted Shares or the Restricted Shares become subject to attachment or any similar involuntary process, in violation of this Agreement, then any Restricted Shares that have not previously vested (including pursuant to Section 3 of this Agreement) will be forfeited by the Employee to the Company, the Employee will thereafter have no right, title or interest whatever in such Restricted Shares, and, if the Company does not have custody of any and all certificates representing Restricted Shares so forfeited, the Employee must immediately return to the Company any and all certificates representing Restricted Shares so forfeited. Additionally, the Employee must deliver to Company a stock power duly executed in blank relating to any and all certificates representing Restricted Shares forfeited to the Company in accordance with the previous sentence or, if such stock power has previously been tendered to the Company, the Company will be authorized to deem such previously tendered stock power delivered, and the Company will be authorized to cancel any and all certificates representing Restricted Shares so forfeited and issue and deliver to the Employee a new certificate for any Shares which vested prior to forfeiture.

6.            Lock-Up.  If requested by the Company in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), the Employee will not sell or otherwise transfer any securities of the Company during the 180-day period (or such other period as may be requested in writing by the managing underwriter of such offering and agreed to in writing by the Company) (the  “Market Standoff”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restrictions will apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff.

7.            Transfer Restrictions.

(a)          The Employee understands that, notwithstanding the vesting of the Restricted Shares under Sections 2 and 3 of this Agreement, none of the Shares issued to the Employee pursuant to this Agreement have been (nor are anticipated to be) registered under the Securities Act, or any state securities laws, in reliance upon exemptions from registration. The Shares, therefore, cannot be sold unless they are subsequently registered under the Securities Act or the Employee obtains an opinion of counsel satisfactory to the Company that such sale may be effected without violation of applicable federal or state securities laws.

(b)          The Company is not required (1) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (2) to treat as owner of such Shares or to accord the right to vote or pay dividends to any transferee to whom such Shares have been so transferred.

8.            Limitation on Change in Control Payments.  Notwithstanding anything in this Agreement to the contrary, if, with respect to the Employee, the acceleration of the vesting of Restricted Shares as provided in Section 3 of this Agreement (which acceleration could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”)), together with any other payments which the Employee has the right to receive from the Company or any corporation which is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to the Employee will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code. Without limiting the prior sentence, the Employee will have the discretion to determine which “payments” will be reduced so that no portion of such “payments” are subject to the excise tax imposed by Section 4999 of the Code. Notwithstanding anything to the contrary in this Section 9, if the Employee is subject to a separate agreement with the Company that expressly addresses the potential application of Section 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 9 will not apply, and any “payments” to the Employee pursuant to Section 3 of this Agreement will be treated as “payments” arising under such separate agreement.

9.            Employment.  This Agreement does not give the Employee any right to continued employment with the Company or any parent or subsidiary thereof, and the Company or any parent or subsidiary thereof employing the Employee may terminate such employment or otherwise treat the Employee without regard to the effect it may have upon the Employee or any Restricted Shares under this Agreement.

10.           Tax Withholding.  The parties to this Agreement recognize that the Company or a parent or subsidiary of the Company may be obligated to withhold federal and state income taxes or other taxes upon the vesting of the Restricted Shares, or, in the event that the Employee elects under Section 83(b) of the Code to report the receipt of the Restricted Shares as income in the year of receipt, upon the Employee’s receipt of the Restricted Shares. The Employee agrees that, at such time, if the Company or a parent or subsidiary is required to withhold such taxes, the Employee will promptly pay in cash upon demand to the Company, or the parent or subsidiary having such obligation, such amounts as shall be necessary to satisfy such obligation.

11.           Miscellaneous.  This Agreement is binding in all respects on the Employee’s heirs, representatives, successors and assigns. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado. This Agreement contains all terms and conditions with respect to the subject matter hereof and no amendment, modification or other change hereto will be of any force or effect unless and until set forth in a writing executed by the Employee and the Company.

12.

Undefined Terms.  Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

The Employee and the Company have executed this Agreement as of the ____ day of ________, 20__.

____________________, Employee

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

By:
Its